ARIS INDUSTRIES, INC.
                                475 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                                                              May 5, 1997

AIF-II, L.P.
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
Attention: Robert Katz

Re: Consent Pursuant to Series B Junior Secured Note Agreement
    ----------------------------------------------------------

Gentleman:

     Reference is made to the Series B Junior Secured Note Agreement dated June 30, 1993 (the "Note Agreement"; terms defined therein being used herein as therein defined) between AIF-II, L.P. ("Apollo") and Aris Industries, Inc. ("Aris", formerly known as The Marcade Group, Inc.) and the Series B Junior Secured Note issued pursuant to the Note Agreement by Aris in favor of Apollo dated June 30, 1993 in the original principal amount of $7,500,000 (the "Note").

     At the request of Aris, Apollo hereby consents to the deferral, until June 18, 1997, of the required payment of the quarterly interest under the Note otherwise due May 5, 1997, subject to the following terms and conditions. The nonpayment of such quarterly interest prior to June 18, 1997 shall NOT be a Default or Event of Default under the Note Agreement or the Note. The Note Agreement and the Note are hereby deemed amended to implement the foregoing.

     Apollo's forbearance from exercising its rights with respect to such quarterly interest payment is not, and shall not be deemed to be, a waiver of any other term, condition, covenant or agreement or any other aspect of the Note Agreement and/or the Note. The forbearance is therefore limited exclusively to the specific period of time and circumstances covered by this letter, and this letter is without prejudice to, and hereby expressly reserves, all other rights and remedies of Apollo.

AGREED AND ACCEPTED:

AIF-II, L.P.
By: Apollo Advisors, L.P.,                  Very truly yours,
    its General Partner

By: Apollo Capital Management,              ARIS INDUSTRIES, INC.
    Inc., its General Partner

By: /s/ ROBERT A. KATAZ                     By: /s/ PAUL SPECTOR
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    Robert A. Katz, Vice                        Paul Spector,
    President                                   Senior Vice-President